Securities Act File No. 33-8124
                                        Investment Company Act File No. 811-480


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM N-1A




           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 15 [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                       Post-Effective Amendment No. 15 [X]



                                 THE ELITE GROUP

             1325-4th Avenue, Suite 2144, Seattle, Washington 98101

                            Telephone (206) 624-5863

                               AGENT FOR SERVICE:

                              Richard S. McCormick
             1325-4th Avenue, Suite 2144, Seattle, Washington 98101




 It is proposed that this filing will become effective (check appropriate box):

          [    ] immediately upon filing pursuant to paragraph (b)
          [X]  on January 31, 2000, pursuant to paragraph (b)
          [    ] 60 days after filing pursuant to paragraph (a)(i)
          [    ] on January 31, 2000, pursuant to paragraph (a)(i)
          [    ] 75 days after filing pursuant to paragraph (a)(ii)
          [    ] on pursuant to paragraph (a)(ii) of rule 485.

                    If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.






























                                                                      Prospectus
                                                                January 31, 2000




                                 THE ELITE GROUP
                                 OF MUTUAL FUNDS



                              THE ELITE INCOME FUND

  The Fund seeks to achieve the highest income return obtainable over the long term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.



                         THE ELITE GROWTH & INCOME FUND

 The Fund seeks to maximize total return through an aggressive approach to the equity and debt securities markets. Total return means any combination of capital growth and current income.








       This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange
     Commission, the Securities and Exchange Commission has not approved or disapproved them or determined if this prospectus is accurate or complete.
            Anyone who informs you otherwise is committing a crime.











 Table of Contents



 Fundamental Goals and Principal Strategies...............................1
   The Elite Income Fund..................................................1
   The Elite Growth & Income Fund.........................................1

 Principal Risks..........................................................2

 Past Performance.........................................................4

 Fees and Expenses........................................................5

 How to Buy Shares........................................................6

 How to Sell Shares.......................................................8

 Dividends, Distributions and Tax Consequences...........................11

 Management and Capital..................................................12

 Other Strategies and Related Risks......................................12

 Financial Highlights....................................................15




Fundamental Goals and
Principal Strategies

The Elite Income Fund

Fundamental Goal The Fund seeks to achieve the highest income return obtainable over the long term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.

Principal Strategies The Income Fund invests in income-oriented securities with its primary focus on individual security selection, rather than attempting to anticipate major interest rate moves. The Fund's value-oriented buy discipline requires a given security to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality unrecognized by most of the investment community. Individual issues must compliment the portfolio's maturity structure and meet diversification requirements. Portfolio securities are sold when price appreciation causes a security to lose its yield advantage, or when credit quality begins to deteriorate.

The Fund invests most of its assets (core holdings) in U.S. Government obligations and investment grade corporate debt securities, including those with equity conversion privileges. An investment grade security is one which is rated by Moody's or Standard & Poor's in one of their four highest quality ratings. To maximize the income potential of these core holdings, the portfolio manager adjusts the portfolio quality mix based upon current yield differentials and his perception of the overall market risk.

In order to boost portfolio income, the Fund invests in other securities (non-core holdings) when, in the portfolio manager's judgement, overall market risk justifies such investment. Such other securities may include common stocks which have a higher than average dividend yield (for example, utility stocks) and preferred stocks, including convertibles. Non-core holdings are limited to 30% of the Fund's assets.

The Fund may respond to changing market and other conditions by adjusting the type of securities held and the average portfolio maturity and duration. The Fund also uses other investment strategies and securities. See "Other Strategies and Related Risks."

----- Sidebar for above Paragraphs -----

  -> The Income Fund is
      Designed for you:


-    If you are seeking a conservative intermediate-to-long-term investment;

- If you want high income and are willing to forego growth of capital to get it, and

- If you can accept the risk of aggressive investment of as much as 30% of the portfolio as a trade-off for boosting income potential.


Don't invest if you are:

-  Seeking growth of capital;

-  Making short-term investments; or

-  Investing your emergency reserve money.

----- End of Sidebar -----



The Elite Growth & Income Fund

Fundamental Goal The Fund seeks to maximize total return through an aggressive approach to the equity and debt securities markets. Total return means any combination of capital growth and current income.

Principal Strategies The Growth & Income Fund aggressively adjusts its portfolio allocation among market sectors in order to extract the maximum total return from any given market and economic condition. For example, one market or economic scenario may offer the greatest total return through utility stocks, another may favor emerging growth and yet another bonds. This means that, although the Fund invests primarily in equities, U.S. Government obligations and investment grade corporate debt securities, the portfolio mix of these security types is not fixed. Rather, the Fund invests in the blend of market sectors the portfolio manager believes will provide the greatest total return to shareholders. (For our purposes, equities include common stocks, securities convertible into common stocks and preferred stocks. Investment grade debt securities are those rated by Moody's or Standard & Poor's in one of their four highest quality ratings categories.) Current income may be significant or very little.

In choosing individual equity and debt securities for its portfolio, the Fund uses a value-oriented approach. The portfolio manager seeks out candidates that offer excellent prospects for capital gain or above-average income for a variety of reasons, the potential value of which is unrecognized by most of the investment community. For equities, some of the value-oriented criteria which would be considered favorable are:
     - lower than average price-to-earnings ratio;
     - higher than average yield;
     - lower than historic price-to-book value ratio; and
     - current pricing at the low end of a security's historic trading range. Favorable debt securities criteria would include:
     - a yield advantage to the marketplace;
     - stable or improving credit quality;
     - a maturity which compliments existing portfolio structure; and Portfolio securities are sold when their price appreciation meets the portfolio manager's expectations or when they are no longer favorable under the foregoing criteria

The Fund attempts to increase total return and, to a lesser extent, protect Fund assets from anticipated adverse market action, by purchasing and writing listed options on stocks and stock indices. The Fund employs other strategies. See "Other Strategies and Related Risks."

----- Sidebar for above Paragraphs -----

-> The Growth & Income
     Fund is designed
     For you:


- If high total return is more important to you than the character (current income or capital gains) of the return;

- If you can accept the risk accompanying the Fund's aggressive approach to stock and bond investing;

-    You are investing for the long-term.



Don't invest if you are:


-  Seeking either capital growth or high income exclusively;

-  Desiring to avoid even moderate volatility

-  Making short-term investments;

-  Investing your emergency reserve money.

----- End of Sidebar -----



Principal Risks

Risk of Income Investing

The Income Fund invests only in debt obligations and other income-oriented securities. The Growth & Income Fund's investment in such securities may be significant or very little. Income-oriented securities are exposed to three major risks; interest rate risk, credit risk and call risk. Shareholders of the Income Fund will be exposed to these principal risks. Shareholders of the Growth & Income Fund will be exposed only to the extent that the Fund is invested in such securities which, at times, could be significant. Any of these can make the value of the Fund's portfolio rise or fall, which means you could lose money.


Interest rate risk When interest rates rise, bond prices fall and when interest rates fall, bond prices rise. Interest rate risk increases as average maturity increases. Thus, when the Fund emphasizes longer maturing securities, you are exposed to greater interest rate risk. The table at left illustrates the effect of a 1% change in interest rates on three investment grade bonds of varying maturity. Any income-oriented security is similarly subject to some degree of interest rate risk.

Credit Risk Credit risk is associated with a borrower's failure to pay interest and principal when due. Credit risk increases as overall portfolio quality decreases. Thus, when the Fund invests in more lower-quality securities, you are exposed to increased credit risk.

Call Risk Call risk for corporate bonds (prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. If interest rates decline when the Fund is emphasizing longer maturing securities, you are exposed to greater call risk.


----- Sidebar for above Paragraphs -----

-> Interest Rate Risk

Percent Increase (Decrease) In
The Price of a Par Bond Yielding 5%:
================
                    1%          1%
                 Interest    Interest
     Bond         Rate         Rate
   Maturity      Increase    Decrease

     Short
   2.5 years      -2.29%      +2.35%

 Intermediate
   10 years       -7.43%      +8.17%

     Long
   20 years       -11.55%    +13.67%

----- End of Sidebar -----



Risk of Equity Investing Investing in equities carries the potential for unpredictable drops in value and periods of lackluster performance. The value-oriented approach to stock selection used by both Funds does not eliminate risk. Even if the portfolio manager is accurate in his assessment of the intrinsic value of such issues, undervalued stocks typically fall in price during broad market declines.

The Income Fund purchases equities only to enhance portfolio income. Thus, equities with dividends higher than the average dividend of the stocks comprising the S & P 500(COPYRIGHT) would be candidates for Income Fund investment. While the value of such dividend-paying stocks tends to fluctuate less than growth stocks, they are subject to some degree of interest rate risk and can be more volatile than the broad stock market during periods when interest rates are changing.

The Growth & Income Fund invests with the goal of obtaining the maximum total return available from any given market scenario. The portfolio manager responds to changing market conditions by investing the Fund's assets in whatever market sector combinations he believes currently offer the greatest opportunity for maximum total return. Some of those sectors, such as emerging growth, carry higher risks than, say, larger companies. By changing its focus from one sector combination to another, the Fund runs the risk that any market, economic or other factor influencing the sectors it is currently emphasizing could greatly impact performance. While the Fund attempts to reduce such risk through diversification, the Fund may experience higher volatility than less aggressive growth and income funds. The Fund's aggressive portfolio allocation strategy may result in high portfolio turnover and occasional short-term trading, which could produce higher brokerage commissions to the Fund and taxable distributions to you. Because the Fund uses value-oriented investment strategies, actively adjusts its portfolio mix to take advantage of changing market and economic conditions and uses options, you are more dependent on the portfolio manager's ability than is the case with many mutual funds. Although the Fund uses options to increase total return and to protect Fund assets from decline, such strategies may sometimes have a negative effect on returns or increase volatility.

Both the Income Fund and the Growth & Income Fund invest in convertible securities and preferred stocks. Convertible securities tend to follow the value of the common stocks into which they may be converted. Thus, they may offer high fixed income, their risk profile is more like that of common stocks than bonds. Non-convertible preferred stocks offer the advantage of a relatively high fixed dividend but, without the option to convert to common, their risk profile is more like bonds than stocks.

Past Performance

The degree to which performance varies from year to year is one measure of risk. The bar charts below show this year-to-year performance for the past 10 years for each Fund. The tables below the bar charts compare each Fund's performance over time to a broad-based securities market index or to a mutual fund index having objectives similar to the respective Fund. Both the bar charts and the tables below assume reinvestment of dividends and distributions. Remember that past performance is not necessarily an indication of how the Funds will perform in the future.

------ The following is a numerical representation of a bar graph -----

Elite Income Fund

Year-by-Year Total Return (%) as of 12/31 each year:

  90     91     92    93      94     95     96    97    98     99

 8.2    9.52   6.91  9.19   -2.89  15.72   3.13  9.76  9.64  -2.21

Best Quarter:  Q2 '89 +6.26%        Worst Quarter  Q1 '94  -2.23%


----- End of graph -----

Average Annual Total Return as of 12/31/99:

                                                 1 Year      5 Years     10 Years
Elite Income Fund                                -2.21%        7.03%       6.55%

Lehman Brothers U.S. Govt. Intermediate Bonds     0.49%        6.93%       7.10%

Lipper Intermediate U.S. Govt. Funds Index        1.67%        6.35%       6.44%

----- The following is a numerical representation of a bar graph -----


Elite Growth & Income Fund

Year-by-Year Total Return (%) as of 12/31 each year:

    90     91      92      93     94     95     96     97    98    99

  -3.78  25.59   10.32   11.88  -1.82  37.47  21.23  28.16  7.08  -1.90

Best Quarter:  Q2 '97 +15.87%       Worst Quarter Q2 '90   -18.06%

----- End of graph -----

Average Annual Total Return as of 12/31/99:

                                                1 Year      5 Years      10 Years
Elite Growth & Income Fund                      -1.90%       17.54%        12.63%

S & P 500                                       21.04%       28.56%        18.21%

Lipper Average U.S. Stock Fund                  27.11%       21.12%        15.39%




Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Many mutual funds charge shareholder fees such as sales loads, redemption fees or exchange fees. The Elite Funds are no-load investments, which means that you will not pay any shareholder fees when you buy or redeem shares of the Funds.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) Operating expenses include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. While the Fund pays these expenses, you bear them indirectly, as the table below demonstrates.






This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                       Income             Growth & Income Fund (2)
                                                      Fund (1)
Management Fees                                        0.70%                       1.00%

Other Expenses                                         0.25%                       0.25%
                                                    -------                     -------
Total Fund Operating Expenses                          0.95%                       1.25%

(1) Other Expenses and Total Fund Operating Expenses of the Income Fund were reduced during the fiscal year ended 9/30/99 to 0.16% and 0.86%, respectively, because of expense reimbursements by the Investment Manager. This may be terminated at any time by the Investment Manager.
(2) Other Expenses and Total Fund Operating Expenses of the Growth & Income Fund were reduced during the fiscal year end 9/30/99 to 0.12% and 1.12%, respectively, because. fees of the Fund were paid through directed brokerage commissions. The Fund expects this arrangement to continue during the current fiscal year.

Example This example is intended to help you compare the cost of investing in the Elite Funds with cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                    1 Year           3 Years          5 Years           10 Years
Income Fund                          $  97              $303             $526            $1,166
Growth & Income Fund                   127               397              686             1,511

How to Buy Shares

Getting Help You may buy shares by mail or telephone and may use the Automatic Investment Plan, discussed below, to make periodic share purchases. Individual Retirement Accounts and corporate or self-employed retirement plans generally require special or supplemental application forms. Obtain these forms or get assistance opening accounts by calling toll-free, 1-800-423-1068, or by writing to The Elite Group, 1325 4th Avenue, Suite 2144, Seattle, WA 98101.

Account Minimums The minimum initial investment in each Fund is $10,000 ($1,000 for IRA accounts). You may add to your account with as little as $100. Please bear in mind that the Fund may close your account if it falls below the minimum initial investment (but not if the decline in value is due solely to market action). You would first be given 60 days written notice. If, during the notice period, you restore your account to the required minimum, your account will not be redeemed.



Purchase by Mail To open an account, complete and sign the Account Application form accompanying the Prospectus. Be sure to indicate in which Fund(s) you wish your investment to buy shares, and make your check payable to The Elite Group. Mail the application and your check to the Transfer Agent: PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903.

To add to your account ($100 minimum), mail your purchase check to the same address. Be sure to include the Additional Investment Form which is attached to your Fund confirmation statement or include a letter identifying the Fund whose shares you wish to purchase and your account number.

Please note that overnight and express delivery services do not deliver to Post Office boxes. Please follow the instructions for regular mail orders, but use the following address to insure prompt delivery: PFPC Inc., 3200-Horizon Drive, King of Prussia, PA 19406.

Purchase by Bank Wire To open an account or add to an existing account (the minimum addition by bank wire is $3,000), please call the Transfer Agent, PFPC Inc., toll-free at 1-800-441-6580, before wiring funds, to advise them of your forthcoming investment, the dollar amount and the account registration. They will provide you with and account number for your account. This will insure prompt and accurate handling of your investment. Following your call to the Transfer agent, instruct your bank to use the following wiring instructions:

Wire to:      Boston Safe Deposit & Trust
              ABA # 011 001 234
              Credit (Name of Fund)
              Account # 000108
              FBO (Shareholders name and account #)

It is important that the bank wire contain all the information and that the transfer agent receive prior telephone notification to ensure proper credit. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


----- Sidebar for above Paragraphs -----

-> No Load Funds

Unlike many mutual funds, the Elite Funds are true NO LOAD funds. This means that when you buy shares directly from the Funds, no sales commissions or other distribution charges will deducted from your investment and 100% of your money will be used to buy Fund shares. If you prefer, you may buy shares through a broker-dealer, who may charge you a fee for its services.


-> Pricing of Shares

The value of Fund shares rises and falls constantly. The price you pay when you buy Fund shares is determined at the next calculation of net asset value after your purchase order is received by the transfer agent in proper order. Net asset value is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., New York time).

----- End of Sidebar -----



Automatic Investment Plan The Automatic Investment Plan allows you to purchase additional shares by an electronic transfer of funds monthly from your bank checking account, money market account, NOW account or savings account. You choose the amount (minimum $100) to be automatically deducted from your bank account each month, and that amount will be used to purchase additional shares in the Elite Fund of your choice. You may join the Automatic Investment Plan by completing an Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. At any time you may cancel your participation in the Plan, change the amount of purchase or change the day each month on which the shares are purchased by calling 1-800-441-6580 or by writing to the transfer agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. The change or cancellation will be effective five business days following receipt.

For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for the transfer agent to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

Retirement Plans Individual Retirement Accounts ("IRA") and other retirement plans, including the regular deductible IRA, the Roth nondeductible IRA and Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") are available to enable individuals and employers to set aside tax-deferred investments in the Funds. In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans. For assistance and an application, please call The Elite Group at 1-800-423-1068.

Account Conditions The Funds may reject your application under circumstances or in amounts considered disadvantageous to shareholders (for example, if you previously tried to purchase shares with a bad check or failed to provide the proper social security or tax identification number).

Your purchase request will not be effective until it is actually received in proper order by the transfer agent. The U. S. Postal Service and other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, does not constitute receipt by the transfer agent.

A Social Security or Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established (unless you have applied for a TIN and the application so indicates). If you fail to furnish the Trust with a correct TIN, the Trust is required to withhold taxes at the rate of 31% on all distributions and redemption proceeds.

Payment for purchases must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted. If your payment is not received or you pay with a check or bank wire transfer that does not clear, your purchase will be canceled and you will be responsible for any losses or expenses incurred by a Fund including, if applicable, a returned check fee of $25. If you are a shareholder, the Fund shall act as your Agent to redeem shares from your account at their then-current net asset value per share to reimburse the Fund for such losses or expenses.

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.


How to Sell Shares

Getting Help You may sell (redeem) Fund shares by mail or telephone. You also may use the Systematic Withdrawal Plan to receive regular monthly or quarterly checks out of your Fund account. There is no charge for redeeming shares; you receive the full net asset value per share. If you prefer, you may sell your shares through a broker-dealer, who may charge you a fee for its services. Get assistance redeeming shares by calling toll-free, 1-800-423-1068, or by writing to The Elite Group, 1325 4th Avenue, Suite 2144, Seattle, WA 98101.

Selling Shares by Mail Send a written redemption request letter to the Transfer Agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. Your request must include:
     (a)  your share certificates, if issued;
     (b) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (c) signature guarantees and other documents (see "Signature Guarantees" page 9).
Please note that if you paid for the shares you are redeeming by check, payment will not be made until the transfer agent can verify that the payment for the purchase has been, or will be, collected. It may take up to twelve (12)days for your check to clear.

Selling Shares By Telephone Make a toll-free telephone call to the transfer agent at 1-800-441-6580. When you call to redeem shares, you will be asked how many shares, or dollars worth of shares, you wish to redeem, to whom you wish the proceeds to be sent, and whether the proceeds are to be mailed or wired. To protect you and the Fund, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the Transfer Agent. Also, the Transfer Agent will use procedures it has established to confirm your identity and will send a written confirmation of the transaction to your address of record. Among other things, the transfer agent will require you to provide identifying information which is unique to you. This could include a password or other form of personal identification. In addition your call will be recorded.

----- Sidebar for above Paragraphs -----

-> Price and timing

The value of Fund shares changes constantly. Whether you sell your shares by mail or telephone, the price you receive is determined at the next calculation of net asset value per share after your sale order is received by the Transfer Agent in proper order. To understand how and when shares are priced, see the sidebar, "Pricing of Shares," on page 5.

The proceeds of your sale will ordinarily be sent to you within one or two days, but no later than seven (7) days, after receipt of your request.

----- End of Sidebar -----


The Telephone  Redemption  Privilege  must be  authorized  in advance.  You must activate this privilege in advance, in writing, in order to use it. By activating this privilege, you authorize the Fund and the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) to mail or wire the redemption proceeds. Your written activation request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may activate this privilege when completing your initial Account Application. But once your account has been opened you must use a separate Telephone Redemption Authorization Form (available from the Fund or the transfer agent) to activate the privilege or to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign the Form and provide a signature guarantee and other required documents (see "Signature Guarantees," page 9). You may cancel the privilege at any time by telephone or letter.

Risks associated with Telephone Redemption. Redeeming by Telephone is a convenient service enjoyed by many shareholders. There are important factors you should consider before activating the privilege. The Funds and the transfer agent believe that the procedures it has established for telephone redemption reasonably protect shareholders from fraudulent transactions. You should be aware of the Funds' policy that, provided the Fund follows such procedures, neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds may restrict or cancel telephone redemption privileges, or modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders.

You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the transfer agent's books for less than 15 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If you are unable to contact the transfer agent by telephone, you may redeem shares by mail.


Exchanging Shares You may, by mail or telephone, exchange shares (in amounts worth $1,000 or more) of one Elite Fund for shares of the other Elite Fund. To exchange by mail, follow the procedures for selling by mail and specify in your letter of instruction that you want the proceeds invested in the other Elite Fund. Telephone exchange privileges must be authorized in writing, in advance, with the transfer agent. Once authorized, simply call the transfer agent at 1-800-441-6580 to make an exchange.

Your exchange will take effect as of the next determination of net asset value per share of each fund involved. To cancel your telephone exchange privilege, call the transfer agent at 1-800-224-4743, or write to the transfer agent's address shown on the back cover. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict a shareholder, or all shareholders, from making exchanges at any time, should the Trustees determine that it would be in the best interest of our shareholders to do so. You will be given at least 10 days written notice prior to imposing restrictions or prohibition on exchange privileges. An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes. There is currently no service charge for exchanges, but the Funds reserve the right to impose such a charge in the future. Shareholders would first be given a 60-day written notice. During drastic economic and market changes, telephone exchange services may be difficult to implement. The exchange privilege is only available in states where the exchange may legally be made.

----- Sidebar for above Paragraphs -----

-> If You Exchange
     Shares:

- The minimum account size requirement, discussed on page-5, applies to each Fund account affected.

-    The account registration for each Fund involved must be identical.

-    The exchange request, once made, may not be changed or cancelled.

----- End of Sidebar -----



Systematic Withdrawal Plan You may have regular monthly checks sent to you or someone you designate by authorizing the transfer agent to redeem the necessary number of shares from your Fund account on the 25th of each month to make the payments requested. Payments must be at least $500 and your Fund account must have a value of at least $25,000 to begin a Systematic Withdrawal Plan. If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place the next business day. Your check will usually be mailed within one or two business days of the redemption date, but in no case later than seven days. Checks will be made out to you exactly as your account is registered with the transfer agent. If you designate someone other than yourself to receive the checks, your signature must be guaranteed on the plan application (see
"Signature Guarantees," page 9). Shares you hold certificates for may not be included in, or redeemed under, this plan. Costs of administering the plan are borne by the Fund. You should be aware that, like all sales of Fund shares, systematic withdrawals reduce the value of your account with the Fund and result in realized capital gains or losses. You may stop your participation in the Plan at any time upon written notice to the Fund or transfer agent. The Fund or transfer agent may terminate the Plan upon thirty day's written notice. Applications and further details may be obtained by writing or calling The Elite Group.

Redemptions in Kind You will generally receive cash (or a check) when you redeem your Fund shares. It is possible, however, that conditions may arise which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. Each Fund has made an irrevocable commitment to pay, in cash, to any shareholder of record during any ninety-day period the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees A signature guarantee is a widely accepted way to protect you, the Funds, and the transfer agent from fraud, and to be certain that you are the person who has authorized a redemption from, or change to, your account. Signature guarantees are required for (1) all mail order redemptions, (2) change of registration requests, and (3) requests to establish or change telephone redemption, exchange, or systematic withdrawal privileges other than through your initial account application. The Funds may require a signature guarantee under other circumstances. The Funds will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies. A signature guarantee may not be provided by a notary public.

The signature guarantee must appear on:
-    your written request;

- a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed; or

- all stock certificates tendered for redemption and, if you are redeeming shares held for you by the transfer agent, on the letter or stock power.

In addition to requiring signature guarantees for redemptions and certain shareholder services, other supporting legal documents may be required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations. For example, a corporation (or partnership) must submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application or letter of instruction must be signed by such duly authorized officer(s) and the corporate seal affixed. You may avoid time delays by calling the transfer agent for assistance before sending your service request.

Dividends, Distributions and Tax Consequences

Dividends and Distributions You will receive dividends from net investment income, if any, quarterly. You will also receive net realized capital gains distributions, including short-term gains, if any, during September and December. All dividends and distributions will automatically be paid to you in additional shares of the particular Fund at the then current net asset value on "ex-date," which is normally the day following the record date. You may choose to receive dividend distributions and/or capital gain distributions in cash by checking the appropriate box on the Account Application Form when you open your account. You may change how you receive dividends and distributions by sending a letter of instruction to the transfer agent. If you elect payment of distributions in cash, you may designate a person or entity other than yourself to receive such distributions. The name and address of the desired recipient should be indicated in the Account Application Form or in a separate, signed statement accompanying the Account Application Form.

Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

Tax Consequences During the time you hold a Fund's shares, you may be subject to Federal tax on the Fund's distributions, whether you receive them in additional shares or cash. The quarterly and annual distributions that the Funds intend to make will be taxed as ordinary income and capital gains. Capital gains may be taxable at different rates, depending upon the length of time a Fund holds its assets. The Income Fund's distributions will primarily be ordinary income.
Because of its flexible investment strategy, the Growth & Income Fund's distributions will consist of both ordinary income and capital gains, the proportion of which will vary from year to year.

When you sell your shares in a Fund, any gain on the transaction may be subject to Federal tax. This also applies to an exchange, which is considered the sale of one Fund and the purchase of another.

If you are not subject to tax on your income, you will not be required to pay taxes on the amounts distributed to you or on gains received when you sell or exchange shares. Buying, holding, selling and exchanging Fund shares may also be subject to State tax, depending upon the laws of your home State.

Management and Capital

Investment Manager McCormick Capital Management, Inc. has been investment manager of each Fund since the Funds were first offered to the public in 1987. Its duties include on-going management of the Fund's investment portfolio and business affairs. In addition, the investment manager provides certain executive officers to The Elite Group and supplies office space and equipment not otherwise provided by the Funds. The investment manager's compensation during the last fiscal year was 1.00% from the Growth & Income Fund and 0.70% (0.61% after expense reimbursements) from the Income Fund, based on each Fund's average net assets.

Portfolio Managers Richard S. McCormick, founder of The Elite Group, has served as portfolio manager of the Growth & Income Fund since 1987. Mr. McCormick is the President and Chief Executive Officer of the investment manager. He is also Chairman of the Board of Trustees and President of The Elite Group. His investment management experience dates back to 1969, and includes management of numerous large capital funds for banks, labor unions, corporations, universities and municipalities. He graduated from the University of Washington with a finance degree and is a Chartered Financial Analyst. Mr. McCormick was also portfolio manager for the Income Fund from 1987 to 1993.

Bruce Church has served as portfolio manager of the Income Fund since he joined The Elite Group in March 1993. He is also employed as a portfolio manager for Washington Capital Management, Inc., and investment advisory firm. He has been managing bond and fixed income portfolios since 1977. In 1985 and 1986 Mr. Church received the Lipper Award for the top performing manager in his category. He holds an MBA in Finance.

Other Strategies and Related Risks

Debt Securities Each Fund invests in U.S. Government obligations and investment grade corporate debt securities. U.S. Government obligations, for the Funds' purposes, include:

- Those backed by the full faith and credit of the United States Treasury (such as bills, notes and bonds issued by the U.S. Treasury and certain securities issued by U.S. agencies and instrumentalities);

- Those backed by the right of the issuer to borrow from the U.S. Treasury, (such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association); and

- Those backed only by the credit of the government agency or instrumentality itself (such as securities of the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA").

The U.S. Government "full faith" obligations- those listed in the first category above-are considered "risk-free," with respect to credit and call risk, but are subject to interest rate risk, and therefore, market price fluctuation. Although still considered of exceptionally high quality, the credit and call risk increases, in order of appearance, for the other obligations listed above.

Investment grade corporate debt obligations are generally considered to carry greater credit and call risk than the U.S. Government obligations cited above, yet have significant investment merit. Standard & Poor's(COPYRIGHT) descriptions for their top four ratings, for example, range from "...extremely strong capacity to pay principal and interest..." for its top rating to "...adequate capacity...[where] adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest..." for the lowest of its top four grades. Moody's(COPYRIGHT) descriptions include words like "...guilt-edged..." for its top rating, and the cautionary language "...and in fact have speculative characteristics..." for the lowest of its top four grades. For a description of the Moody's and S & P bond ratings, please request the Statement of Additional Information.

The investment manager relies, in part, on the quality ratings assigned by these and other rating services. But there is risk associated with such reliance. Rating agencies evaluate the credit risk-the safety of principal and interest payments-but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade. For example, two bonds rated the same are not likely to be precisely the same in quality. The investment manager performs independent analyses in attempting to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

Mortgage-Backed Securities Each Fund's investments in debt securities may include obligations representing an undivided interest in, or collateralized by, pools of mortgages. These obligations, in effect, "pass-through" the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans to the holders of the securities. U.S. Government agency mortgage-backed issues may include securities of the
Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). They are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Each Fund may also invest in corporate mortgage-backed securities which are investment grade rated. Mortgage-backed securities are subject to greater call/prepayment risk (described in the prospectus) than many debt securities, especially when interest rates decline.

Zero Coupon Securities Each Fund may invest in zero coupon U.S. Government and corporate bonds ("Zeros"). Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder receives only the right to receive the face value upon maturity. An advantage of Zeros is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. The holder of a bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. A disadvantage is that the Fund must recognize, as interest income, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Fund must distribute all or substantially all of such interest income annually to its shareholders. Zeros are subject to greater price volatility than bonds paying periodic interest during periods of changing interest rates, more so with longer maturities.



Options The Growth & Income Fund (but not the Income Fund) uses options on stocks and stock indices primarily to increase total return and, to a lesser extent, to protect the portfolio from anticipated adverse market action. The Fund will only purchase and write "listed" options. Listed options are traded on national securities exchanges that maintain a continuous market enabling holders or writers to close out their positions by offsetting sales and purchases.

Purchase of Options The Growth & Income Fund may purchase put and call options on stocks, whether or not related to securities held by the Fund. The risk to the Fund in purchasing an option is the cost of the option, called the "premium." If the option is never exercised by the Fund, the cost of the premium is totally lost.

Writing Options The Growth and Income Fund may also write (sell) Covered Call Options and Covered Put Options. When it writes a put or call option it receives a premium. When it writes a Covered Call Option, the Fund, during the option period, gives up its opportunity for profit from an increase in the value of the underlying security above the exercise price, but retains a risk of loss from a price decline. When it writes a Covered Put Option, the Fund gains the premium received plus interest earned on its deposit, while the risk it assumes is not less than the exercise price of the option reduced by the current market price of the underlying security when the put is exercised.

Stock Index Options The Growth and Income Fund may purchase put or call options on broadly-based stock indices. A stock index is "broadly-based" if it includes stocks that are not limited to issues in any particular industry or group of industries. Such transactions could enhance total return, for example, by hedging against adverse price movements in the stock market generally. Options on stock indices are similar to options on stock except that when an index option is exercised, the exercise is settled by the payment of cash rather than the delivery of stock. As with stock options, the risk to the Fund in purchasing index options is limited to the cost, or premium, paid for the option. The Fund will not purchase stock index options if; (i) as a result of such purchase, more than 5% of its net assets (based on cost at the time of purchase) would be invested in any one index, or (ii) if more than 10% of its net assets would be invested in stock indices, totally.

Risks of Options Strategies The use of options entails a number of risks. One risk is that the skills needed to trade options are different than those needed to select equity or fixed income securities. There is a liquidity risk-the possibility that a liquid secondary market may not exist at the time when a fund may desire to close out an option position. Trading in options might be halted at times when the securities markets are allowed to remain open. If a closing transaction cannot be effected because of the lack of a secondary market, the fund would have to wait to sell the underlying securities until the option expires or is exercised. An additional risk is the correlation risk-the possibility that price movements in a fund's portfolio will not correlate perfectly with the price changes in stock indices and options thereon. At best, the correlation between changes in prices of (a) stock indices and options thereon and (b) the portfolio securities being hedged can be only approximate. Consequently, if a fund has entered into stock index options to hedge portfolio securities positions, there is a risk that the securities hedged may loose more value than is offset by the stock index options, resulting in a loss to the fund.

----- Sidebar for above Paragraphs -----

-> What is an Option?

- A Call Option gives the holder the right to buy, for a specified period of time, shares of the underlying security covered by the "call" at the stated exercise price.

- A Put Option gives the holder the right to sell, for a specified period of time, shares of the underlying security covered by the "put" at the stated exercise price.

- A Covered Call Option is a Call Option sold (or written) against a security which is owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price.

- A Covered Put Option is a Put Option sold (or written) against a fully covered collateral account in which the seller deposits and maintains, with a securities depository, U.S. Government securities of equal or greater value than the exercise price of the option. If the option is exercised during the option period, the seller is required to purchase the optioned securities at the exercise price.

----- End of Sidebar -----


Defensive Strategy Each Fund may hold short-term cash reserves and short-term securities to satisfy the liquidity needs of the Fund as determined by the investment manager. In addition, each Fund may take temporary defensive positions inconsistent with the Fund's principal investment strategies, by holding short-term securities and cash without percentage limitations, if the portfolio manager believes that it is advisable in responding to adverse market, economic, political or other conditions. During periods when, and to the extent that, a Fund holds short-term securities and cash, the fundamental goal of the Fund may not be realized.


Financial Highlights

The financial highlights table for each Fund (on the following page) is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

THE ELITE INCOME FUND
For a share outstanding throughout each year
                                                           Years Ended September 30,
                                                   1999        1998         1997        1996        1995
Net asset value, beginning of year               $ 10.72      $ 10.00       $ 9.73     $ 10.03    $ 9.48
                                                --------     --------     --------   ---------   -------
Income from investment operations
  Net investment income                              .59          .59          .60         .60       .62
  Net gain (loss) on securities
  (both realized and unrealized)                    (.76)         .72          .27        (.23)      .54
                                                --------     --------     --------   ---------   -------
      Total from investment operations              (.17)        1.31          .87         .37      1.16
                                                --------     --------     --------   ---------   -------
  Less Distributions
  Dividends from net investment income              (.59)        (.59)        (.60)       (.62)     (.61)

  Distributions from capital gains                    -            -            -         (.05)       -
                                                --------     --------     --------   ---------   -------
      Total distributions                           (.59)        (.59)        (.60)       (.67)     (.61)
                                                --------     --------     --------   ---------   -------
Net asset value, end of year                      $ 9.96      $ 10.72     $  10.00      $ 9.73   $ 10.03
                                                ========    =========    =========    ========   =======
      Total Return                                 (1.62)%      13.44%        9.20%       3.79%    12.56%

Ratios/Supplemental
Data
  Net asset value, end of year (in 000's)       $ 25,902       $ 30,841    $ 16,312    $ 12,618  $ 12,366
  Ratio of expenses to average net assets            .95%*          .92%        .96%       1.00%     1.12%

  Ratio of net investment income
    to average net assets                           5.60%          5.63%        6.01%       6.01%     6.34%

Portfolio turnover                                 33.01%         21.41%       37.60%      43.37%    40.24%

* Ratio reflects expenses prior to reimbursement from manager. Expense ratio after reimbursement was .86%.

THE ELITE GROWTH & INCOME FUND
For a share outstanding throughout each year
                                                          Years Ended September 30,
                                                   1999         1998        1997        1996         1995
Net asset value, beginning of year                $ 21.02      $ 22.25     $ 20.55      $ 16.64      $ 15.29
                                                 --------     --------    --------    ---------      -------
Income from investment operations
  Net investment income                               .18          .18         .29         .11          .18

  Net gain (loss) on securities
  (both realized and unrealized)                     1.43        (1.24)       6.15        3.92         2.52
                                                 --------     --------    --------    ---------      -------
    Total from investment operations                 1.61        (1.06)       6.44        4.03         2.70
                                                 --------     --------    --------    ---------      -------
  Less Distributions
  Dividends from net investment income               (.18)        (.17)       (.29)       (.12)        (.18)
  Distributions from capital gains
                                                       -           -         (4.45)         -         (1.17)
                                                 --------     --------    --------    ---------      -------
    Total distributions                              (.18)        (.17)      (4.74)       (.12)       (1.35)
                                                 --------     --------    --------    ---------      -------
Net asset value, end of year                      $ 22.45      $ 21.02      $ 22.25     $ 20.55      $ 16.64
                                                =========     ========     ========   =========     ========

Total Return                                         7.62%       (4.82)%     34.66%      24.26%       19.92%

Ratios/Supplemental Data
Net asset value, end of year (in 000's)           $ 68,947     $ 72,271   $ 67,719     $ 44,799     $ 31,182

Ratio of expenses to average net assets              1.25%*       1.23%*      1.30%*      1.33%        1.42%*

Ratio of net investment income
  to average net assets                               .75%         .71%       1.41%        .61%        1.18%

Portfolio turnover                                 133.11%      138.49%     115.80%     156.93%      137.56%

*Ratio reflects fees paid through a directed brokerage arrangement. No fees were paid through a brokerage arrangement for 1996. The expense ratios for 1999, 1998, 1997 and 1995, after reduction of fees paid through the directed brokerage arrangement, were 1.12%, 1.15%, 1.27% and 1.35%, respectively.












THE ELITE GROUP
OF MUTUAL FUNDS




















Additional Information

The Elite Group provides, without charge, additional information about the Elite Income Fund and the Elite Growth & Income Fund in its annual and semi-annual reports to shareholders and in its Statement of Additional Information (SAI), both of which are incorporated by reference in their entirety into this Prospectus.

Call or Write The Elite Group toll-free 1-800-423-1068 if you want more information, like the SAI and the Funds' annual and semi-annual reports to shareholders. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided electronically and you may leave messages for our service personnel to be addressed the next business day. You may also write to the Elite Group at 1325 4th Avenue, Suite 2144, Seattle, WA 98101.

Contact the Securities and Exchange Commission. Information about The Elite Group, including the SAI of the Funds, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Elite Group and the Funds are also available on the EDGAR Database Commission's Internet site at http://ww.sec.gov. Copies of this information may be obtained, after paying a duplicating fee: by electronic request at the following E-mail address, publicinfo@sec.gov, or; by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


Investment Company Act File No. 811-4804
                                             Statement of Additional Information
                                                                January 31, 2000




                         THE ELITE GROUP OF MUTUAL FUNDS






                              THE ELITE INCOME FUND





                         THE ELITE GROWTH & INCOME FUND







                           1325 4th Avenue, Suite 2144
                            Seattle, Washington 98101

                            1-800-423-1068 Toll-Free
                        1-206-624-5863 Local Seattle Area


This Statement of Additional Information (SAI) is not a prospectus. A copy of the Funds' prospectus is available upon written or telephone request to The Elite Group, at the address and phone numbers shown above, at no charge. The SAI should be read in conjunction with the prospectus for an understanding of the Funds. The Annual Report of The Elite Group is incorporated by reference into the SAI, and is also available free of charge by calling this toll-free number.














Table of Contents


History of the Funds.........................................1

Investment Strategies and Risks..............................1

Investment Limitations.......................................5

Purchase and Redemption of Shares............................7

Brokerage...................................................11

Management of the Funds.....................................12

Capital Stock and Voting....................................14

Taxation of the Fund........................................15

Performance Data............................................16

Financial Statements........................................16

Debt Securities Ratings.....................................16




History of the Funds

The Elite Group (the "Trust") is an open-end management investment company, commonly known as a "mutual fund". Organized in 1986 as a Massachusetts business trust, it currently offers two Funds from which to choose, the Elite Income Fund and the Elite Growth & Income Fund. Each Fund is diversified.


Investment Strategies and Risks

The fundamental goal of each Fund, as described in the prospectus, and the investment limitations, described on page 7 in this Statement of Additional Information (SAI), may be changed only by the affirmative vote of a majority of the outstanding securities of the Fund for which a change is proposed.1 All other strategies and limitations adopted by the Funds may be changed by a majority vote of the Board of Trustees. However, should a material change be adopted by the Trustees, shareholders would be provided a 60-day prior notice, in writing, and the prospectus would be amended.

The Funds employ a number of investment strategies in addition to those discussed in the prospectus. These strategies, and the risks they bring to the Funds, are as follows.

Lower Quality Debt Securities The Growth & Income Fund, except as a "special situation," does not normally invest in lower quality debt securities. The Income Fund may invest in lower quality debt securities (so-called junk bonds) in order to significantly boost its income potential. Because of the risks inherent in lower-quality securities, the Income Fund limits its investments in them to 5% of its total assets. The Growth & Income Fund limits its investment in lower quality debt securities taken together with special situations to no more than 5% of its total assets.

Lower quality issues are corporate debt securities that are rated lower than investment grade. Like their higher-quality counterparts, these securities may include issues with equity conversion privileges and may be structured as zero coupon bonds. Because of risk factors, the Fund will not invest in issues rated lower than Moody's(COPYRIGHT) Ca or S & P's(COPYRIGHT) CC (or non-rated issues the investment manager believes to be of comparable quality). For more information on the ratings of debt securities, see "Debt Securities Ratings," page 19. Lower quality debt securities generally involve greater credit risk than higher rated securities and are considered by S & P and Moody's to be predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. The risks of lower quality debt securities include:


-    limited liquidity and secondary market support;

________________________________________________________________________________
Footnote
1 Under the Investment Company Act of 1940, as amended, a "vote of the majority of the outstanding securities" means the vote, at the annual or a special meeting of security holders duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less.

- significant volatility in market price when prevailing interest rates or investor perceptions change;
- the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn;
- call/redemption and sinking fund provisions which may be exercised during periods of declining interest rates, which could cause the Fund to have to reinvest the proceeds in lower yielding securities; possible subordination to senior claims of banks or other creditors;
- the potential that the earnings or cash flow of the issuer may be inadequate to meet the required payment obligations on its debt issues.
The Fund will invest in lower quality debt securities only when the portfolio manager believes the assumed risk is justified by the potential for increased income to the Fund. When such issues are held by the Fund, the issuers of such securities and the secondary markets in which they are traded will be closely monitored by the portfolio manager.

Repurchase Agreements Each Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller (which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million) simultaneously commits to repurchase it at an agreed-upon price and on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. In Repurchase agreement transactions, the underlying securities are held as collateral by the Fund's custodian bank until repurchased. Repurchase agreements involve risks in the event of the bankruptcy or other default of a seller of a repurchase agreement, including delays or restrictions on the Fund's ability to dispose of the underlying securities. Each Fund limits its investment in repurchase agreements to 5% of its total assets.

Defensive Strategy and Short-Term Securities Each Fund may hold cash and short-term securities in amounts needed to satisfy the liquidity needs of the Fund and, up to 100% of the Fund's assets, to implement the Funds' defensive strategy as discussed in the prospectus. Each Fund may purchase short-term money market securities such as:
- repurchase agreements and securities issued or guaranteed by the U.S Government or its agencies or instrumentalities;
- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks which have total assets (at the time of the Fund's investment) in excess of $1 billion and are members of the Federal Reserve System (or such securities which may be issued by holding companies of such banks);
- corporate commercial paper which, at the time of purchase, is rated at least Prime-1 by Moody's or A-1 by S & P, or unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or by S & P; or
- money market funds (mutual funds classified as money market funds invest principally in money market instruments maturing within one year).
Repurchase agreements and money market funds, if utilized, will each comprise no more than 5% of a Fund's net assets (at the time of acquisition).

Foreign Securities and ADRs Each Fund may invest in foreign securities in amounts up to 5% of its total assets. However, American Depository Receipts
(ADRs) traded on the New York or American Stock Exchanges are not considered foreign securities by the Funds. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered from are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market. Unsponsored ADRs are considered foreign securities by the Funds for the purpose of calculating the limitation on Fund investment in foreign securities.

Foreign securities markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times volatility of price can be greater than in the United States. In addition, there may be less publicly available information about
non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Funds may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign governments, the Fund would be subject to the risk of the exchange value of the dollar dropping against the value of the currency in which a particular security is traded. This would have the effect of increasing the cost of such investment and would reduce the realized gain or increase the loss on such securities at the time of sale. The risks discussed above are generally higher in less-developed countries. Custodial expenses for a portfolio of non-U.S. securities are generally higher than for a portfolio of U.S. securities. Dividend and interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities. Dividends received by the Funds on foreign securities are not qualified income for purposes of calculating the amount of the 80% dividends received deduction allowable to corporations.

New Companies Each Fund may, from time to time, invest up to 5% of its total assets in securities issued by new companies. If a debt issuer's security has been guaranteed by an organization in business for more than three years, that security shall not be considered a new company for the sake of the 5% limitation. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed.

Special Situations Each Fund may, from time to time, invest up to 5% of its total assets in special situations. Special situations are securities of companies which may be affected by particular developments unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantage, or acquiring new management. New companies and special situations may not be readily marketable and, if so, would be subject to investment limitations described below. The extent, if at all, to which the funds will invest in new companies or special situations will be determined by the portfolio manager in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

Warrants Each Fund may invest in warrants, up to 5% of the Fund's net assets. No more than 2% of a Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Conversion and Other Rights A Fund may exchange securities or exercise conversion, subscription, warrants or other rights to purchase common stock or other equity securities. A Fund may hold, except to the extent limited by the Investment Company Act of 1940, as amended ("1940 Act"), any such securities so acquired without regard to the Funds investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to herein and in the Prospectus. A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.

Short-Term Trading and Portfolio Turnover Generally, the Funds intend to invest for long-term purposes. However, each Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. During periods of rapid changes in economic conditions and security price levels, portfolio turnover may be higher than when conditions are more stable. The Income Fund's portfolio turnover will generally range between 25% and 75%. Because of the aggressive strategies employed by the Growth & Income Fund, however, portfolio turnover can be expected to range between 100% and 250%. The Growth & Income Fund's portfolio turnover rate may involve greater transaction costs relative to other mutual funds and may have tax and other consequences.

Restricted Securities It is each Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% of the Fund's total assets are invested in such securities. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

Lending Portfolio Securities Although each Fund is permitted to lend its portfolio securities for the purpose of generating additional income, the Funds have not done so in the past and have no present intention to lend Fund securities. If done so in the future, loans of portfolio securities will be in accordance with applicable regulatory requirements. Such loans may be made only to banks and member firms of the New York Stock Exchange deemed by the investment manager to be credit worthy and of good standing. Loans of portfolio securities must be secured by collateral equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, securities issued or guaranteed by the U.S. Government or its agencies, irrevocable stand-by letters of credit issued by banks acceptable to management, or any combination thereof. Both Funds limit the quantity of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed 33% of the value of the Fund's net assets.

During the existence of a loan, the Fund will continue to receive a payment equal to the interest or dividends paid by the issuer on the securities loaned. In addition, the Fund will receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on the government securities.

Under the terms of its securities loans, the Funds have the right to call the loan and obtain the securities loaned at anytime from the borrower within five trading days of notice. Voting rights may pass with the lending of securities. However, the Fund will retain the right either to call the loan in time to vote or consent, or to otherwise obtain rights to vote or consent, if a material event affecting the investment is to occur. The Funds pay reasonable finder's, custodian and/or administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will be made only when, in the judgment of the Fund's investment manager, the income to be generated by the transactions justifies the attendant risk.

Leverage The Growth and Income Fund's fundamental investment policies permit it to borrow money from banks on a secured or unsecured basis to purchase or carry securities and to pay interest on such loans. The Fund has not employed leverage in the past and has no current intention of employing it in the future. The Fund reserves the right, however, to use leverage in the future. Shareholders will receive 60 day's written notice and the prospectus will be amended prior to any such change in its leverage practices.

In the event leverage were employed, and to the extent securities are purchased or carried with borrowed money, the net asset value of Fund shares will increase or decrease at a greater rate than would be the case if borrowed money were not used. The Fund may borrow from a bank to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If for any reasons the value of the Fund's assets fall below the coverage requirement of the Investment Company Act of 1940, the Fund will, within three business days, reduce such borrowings to the extent necessary. In such event the Fund may be required to liquidate positions at times when it may not be desirable to do so. The use of leverage must be considered a speculative investment activity. The degree to which it is used, therefore, will be carefully evaluated by the investment manager, for each such transaction, in terms of the relevant potential for enhancing the total return of the Fund.

Investment Limitations

Each Fund has adopted the fundamental investment limitations set forth below which, as stated earlier, cannot be changed without a vote of shareholders. Under these limitations, it is each Fund's policy:

-    not to issue senior securities;

- not to borrow money, except (a) for temporary or emergency purposes and, if so done, not in excess of 5% of the value of the total assets of the Fund (taken at the lower of then market value or cost), and (b) as to the Growth & Income Fund only, to purchase or carry securities as described under "Leverage," page 6;

- not to underwrite the sale of securities of other issuers, but the Funds may acquire non-controlling blocks of securities from other issuers for investment purposes and if, at a subsequent date, Fund management determines that it is desirable to sell such blocks,2 a Fund may do so and may incur expenses relating to the registration and disposition of such securities;

- not to invest more than 25% of its total assets in any one industry or group of industries, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry) and will not be considered a group of industries for this purpose;

- not to buy or sell commodities, commodity contracts, real estate, or real estate mortgage loans, but we may purchase securities of companies engaged in the real estate business;

- not to make loans, except that each Fund: (a) may purchase publicly distributed bonds and debt securities, which shall not be considered the making of a loan (but restricted debt securities are considered the making of a loan); (b) may engage in repurchase agreement transactions as described herein; and (c) reserves the right to lend its portfolio securities as described in "Lending Portfolio Securities," page 5;

________________________________________________________________________________
Footnote
2 Securities acquired in private transactions can be sold either (a) publicly, pursuant to Rule 144, another exemption, or an effective registration under the Securities Act of 1933 or (b) privately, without registration.


- not to invest more than 5% of the value of its total assets in the securities of any single issuer;

- not to purchase more than 10% of the voting securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

- not to invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than 3 years (including predecessors);

- not to invest more than 10% of its net assets in restricted and other illiquid securities;

- not to purchase securities for the purpose of exercising control or management over the company issuing the securities;

- not to invest in securities of other investment companies except; (i) open market purchases involving only customary brokers commissions; (2) as part of a merger, consolidation, or acquisition of assets; and (iii) money market mutual fund securities (those whose policies restrict investments to debt securities maturing in one year or less), provided that (a) the securities of such company are offered and redeemed without the imposition of sales commissions, and (b) that no such investment will be made if, after making the investment, more than 5% of the Fund's net assets (taken at cost at the time of purchase) would be invested in the securities of such mutual funds;

- not to purchase or retain the securities of any company if the officers or trustees of The Elite Group or the officers or directors of the investment manager, who own individually more than 1/2 of 1% of such securities of such company, together, own as much as 5% of the securities of such company;

-    not to engage in short sales;

- not to participate, on a joint or a joint and several basis, in any securities trading account (but the "bunching" of orders for sale or purchase of portfolio securities among the Funds or with other accounts under the management of the investment manager to save brokerage costs or to average prices among them is not deemed to result in a securities trading account);

- not to purchase securities on margin, except that borrowing from banks in accordance with the discussion under "Leverage" shall be permitted (notwithstanding this restriction, the Funds may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities);

- not to purchase warrants if, as a result, a Fund would own warrants in excess of 5% of its net assets, including, within that limitation, 2% of its net assets in warrants not listed on the New York or American Stock Exchanges (for the purpose of this limitation, warrants acquired in units or attached to securities may be deemed to be without value);

-    not to engage in arbitrage transactions;

- not to write or purchase options, except that the Growth and Income Fund may purchase options on stocks and stock indices and may write (sell) covered call options and covered put options provided that, the aggregate value of the securities underlying the calls sold or obligations underlying the puts sold (determined as of the date the options are sold) shall not exceed 25% of the Fund's net assets, the Fund must limit its aggregate premiums paid on the purchase of options held at any one time to 20% of the Fund's net assets, and the aggregate margin deposits required on all such options held at any one time may not exceed 5% of the Fund's total assets;


Purchase and Redemption of Shares

In addition to the following services and procedures, the prospectus describes basic information you should know about purchasing and redeeming shares of the Funds.

Regular Account The regular account allows you to make voluntary investments at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When you make an initial investment in a Fund, a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive, from the transfer, agent a confirmation statement. It will show the current transaction and all prior transactions in your account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. You may request that the transfer agent issue share certificates representing all or part of the full shares in your account.

Retirement Plans As noted in the prospectus, an investment in Fund shares may be appropriate for IRA's and corporate retirement plans. Unless the Fund is otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Elite Group intends to offer pre-qualified plans as described herein.

Individual Retirement Account (IRA). Shares of the Fund may be purchased as an investment for an IRA account. Information concerning an IRA account, including fees charged for maintaining an IRA, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code ("the Code"), and assistance in opening an IRA may be obtained from The Elite Group. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.

- Deductible IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $2,000 each year. However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductibility under the Internal Revenue Code of 1986, as amended by the Taxpayer Relief Act of 1997 ("the Code"),. The restrictions for the calendar year 1998, applicable to active participants in Employer Plans, are as follows:

- A single person who has an adjusted gross income of $30,000 or more, but not exceeding $40,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $30,000. No deduction is allowed where the single person's adjusted gross income exceeds $40,000.

- A married couple filing a joint return with adjusted gross income of $50,000 or more, but not exceeding $60,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $50,000. No deduction is allowed where the couple's adjusted gross income exceeds $60,000.

- A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $2,000, but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.

- Nondeductible Roth IRA. Effective for tax years beginning after December 31, 1997, the new Roth IRA allows individuals to contribute up to $2,000 ($4,000 for joint filers) annually out of earned income. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.

- Rollover to a Roth IRA. Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below, unless the Taxpayer's adjusted gross income exceeds $100,000. However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA. If the rollover is done during 1998, the resulting taxable income may be spread out ratably over a four year period beginning in 1998.

- Taxation of IRAs Upon Distribution. It may be advantageous to invest in Fund shares through deductible or nondeductible IRA contributions. The deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA. They may be taxable to you when distributed, however.

Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will generally result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions made: (1) at least five years after the first year that a contribution was made to the Roth IRA; and (2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses (subject to a $10,000 lifetime maximum).

Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 10% of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grandchild of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institutional. Qualified expenses are reduced by certain scholarships and veterans' benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover Contributions, in the case of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth IRA..

Corporate Retirement Plans. Shares of either Fund may be purchased as an investment for Corporate Retirement Plans. There are tax penalties imposed for most premature distributions from such plans prior to age 59-1/2, except in the case of death or disability.

Other Plans and Services. In addition to the foregoing plans, our investment manger makes available to shareholders in connection with their investment in the Fund(s), through its associates, a full range of consulting and plan administrative services, on a fee basis. Information is available to explain and assist you with the establishment of various types of corporate retirement plans, education and charitable organizations deferred compensation plans, thrift and savings plans. Also available are automated record keeping and actuarial services for tax-sheltered plan sponsors which fulfill all appropriate accounting and record keeping requirements. These services can also accommodate so called "split-funding" options, where plan assets may be invested in various investments in addition to The Elite Group.

How to Establish Retirement Accounts All the foregoing retirement plan options require special applications or plan documents. Please call the Elite Group to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

Transfer of Registration If you wish to transfer shares to another owner, send a written request to the transfer agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. Your request should include:
-    the Fund name and existing account registration;
- signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration;
- the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed;
-    stock certificates, if issued, for the shares being transferred;
- signature guarantees and other documents, if other documents are required for transfer by corporations, administrators, executors, trustees, guardians and other entities (See "Signature Guarantees" in the Prospectus). If you have any questions about transferring shares, call the transfer agent, toll-free at (800) 441-6580.

Purchase, Redemption and Pricing of Shares The purchase price of shares of each Fund is the net asset value next determined after a purchase or redemption order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next business day. An order to purchase shares is not binding on the Trust until it has been confirmed in writing by our transfer agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. Each Fund reserves the right, in its sole discretion, to:
-    suspend the offering of its shares;
- reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; and
- to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Each Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets; and (iii) for such other periods as the Commission may permit.

When Shares are Priced The net asset value of each Fund is determined as of the close of trading of the New York Stock Exchange, currently 4:00 p.m., New York City time. The net asset value is computed every day the Exchange is open for business, except the Fund may not compute net asset value on:
- days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund; and
- days during which there is not a sufficient degree of trading in the Fund's portfolio securities to materially affect the Fund's current net asset value.
At this writing, the Exchange is open for business every Monday through Friday, except for the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Election Day, Thanksgiving Day and Christmas.

How Shares are Priced Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. However, in the event that market value quotations are not readily available, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Over-the-counter securities are priced at the most recent quoted bid price. Stock exchange securities are priced at the latest quoted sale price on the principal exchange where the security is traded on the date of valuation. Short-term instruments are valued at cost, which approximates market. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods determined by the Board of Trustees. Our management may compute the net asset value per share more frequently than once per day if necessary to protect our shareholders' interests.

Involuntary Redemptions The Board of Trustees has the right to involuntarily redeem any shareholder account which falls below a minimum account value of $10,000 as discussed in the Prospectus under "How to Sell Shares." Shareholder accounts established prior to January 2, 1998, will continue to be subject to a minimum account value of $2,500 until January 2, 2003, after which date the $10,000 minimum account value will apply.

Brokerage

It is the Funds' intention to seek the best possible price and execution for securities bought and sold. The investment manager directs the execution of portfolio transactions. Neither the Trust nor the investment manager is affiliated with any securities broker-dealer. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers, except for fixed price offerings and except where better prices or executions may be obtained on a commission basis or by dealing with other than a primary market maker. The Funds may direct commission trades to brokers who provide the Fund or the investment manager with services useful to the Funds' daily operations ("directed brokerage arrangements"). Such services may include the payment of certain operating expenses of the Funds or the provision of, for example, quotations and communications services and equipment, data processing services and equipment, investment recommendations, statistical analyses and securities and economic research services. Many of these services are useful in varying degrees to the Funds, but may be of indeterminable value. Services received by a Fund through directed commission trades may also be used by the investment manager for the benefit of the other Fund or any other client it may have. Conversely, a Fund may also benefit from such transactions effected for the benefit of the other Fund or other clients of the investment manager. The Trust may also prefer brokers who recommend or sell Fund shares.

Notwithstanding the foregoing, it is the policy of the Trust not to pay higher commissions to any broker in consideration of research, other services or sales assistance provided than it would pay, all other things being equal, to a broker not providing such services. Total brokerage commissions paid by the Growth & Income Fund during the fiscal years ended September 30, 1999, 1998 and 1997, were $467,415, $539,208, and $343,657, respectively. Of those amounts, $202,548,
$137,844 and $63,263 was directed to the firm of Paine Webber for such services during 1999, 1998 and 1997, respectively, . The Income Fund paid no brokerage commissions during the past three fiscal years, but executed its portfolio transactions as principal transactions.

Management of the Funds

Trustees and Officers The Funds are series of The Elite Group (the "Trust"), a business trust organized under Massachusetts law. The business of the Funds is managed by the Board of Trustees. The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Some officers and Trustees of the Trust are also officers and control persons of the Funds' investment manager, as shown below.

                                    Positions Held                  Principal Occupation(s)
   Name, Address and Age            with the Trust                    During Past 5 Years

Richard S. McCormick *        Chairman, Board of Trustees  President and Chief Executive Officer of
1325 4th Avenue, Suite 2144   and President (1)            the investment manager.
Seattle, WA 98101
Age 53

John W. Meisenbach *          Trustee, Treasurer           Partner in MCM Financial, a Seattle
2100 Washington Bldg.         and Secretary (1)            full-service insurance brokerage and
Seattle, WA 98101                                          financial planning firm. Director of
Age 63                                                     Costco Wholesale and Expeditors
                                                           International.
Lee A. Miller                 Trustee
P.O. Box 1882                                              Private investor.
Vashon Island, WA 98070                                    Vice President, Merrill Lynch & Co., a
Age 67                                                     securities broker-dealer, from 1961 to
                                                           December 1995.
Morgan J. O'Brien             Trustee (1)
1244 20th Avenue, East
Seattle, WA                                                Private investor.
Age 71

John M. Parker                Trustee (2)
2400 Financial Center Bldg.
Seattle, WA 98161                                          Sr. Vice President, Kennedy Associates,
Age 51                                                     Inc., real estate acquisition and
                                                           management.
Jack R. Policar               Trustee (2)
1065 Financial Center Bldg.
Seattle, WA 98161
Age 52                                                     President and Chief Executive Officer of
                                                           J. R. Policar, Inc., Certified Public
                                                           Accounting firm.

* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) Member of the Audit Committee. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
As of December 31, 1999, the Trustees and Officers of the Trust, in the aggregate, owned 5.55% and 8.08% of the shares of the Growth & Income Fund and the Income Fund, respectively.

Trustees and officers of the Trust who are "interested persons" receive no salary or fees from the Funds. Trustees of the Trust who are not interested persons of the Trust receive $1,500 per meeting of the Board of Trustees attended by them, $150 per hour for services rendered, plus related expenses. The Funds do not provide pension or retirement benefits to the Trustees and officers.

The compensation of the Trustees, which is borne by the Funds in the ratio of their respective average net assets, for the fiscal year ended September 30, 1999, was as follows:

                                  Aggregate                Aggregate
    Name and Position         Compensation from      Compensation from the     Total Compensation
                               The Income Fund       Growth & Income Fund       from Fund Complex

Richard S. McCormick *                   ---                      ---                      ---
Chairman, Board of
Trustees and President

John W. Meisenbach *                     ---                      ---                      ---
Trustee, Treasurer
and Secretary

Lee A. Miller                         $1,500                   $4,500                   $6,000
Trustee

Morgan J. O'Brien                     $1,500                   $4,500                   $6,000
Trustee

John M. Parker                        $1,500                   $4,500                   $6,000
Trustee

Jack R. Policar                       $1,500                   $4,500                   $6,000
Trustee

*  These Trustees are compensated by the investment manager.

Codes of Ethics. The Funds and the FundS' investment manager have adopted a code of ethics under rule 17j-1 of the Investment Company Act. Under such code of ethics, personnel of the Funds and the investment manager are permitted to invest in securities, including securities that may be purchased or held by the Funds.

Investment Manager The Elite Group has employed McCormick Capital Management, Inc. as investment manager for both Funds. The duties of the investment manager include the following, unless otherwise provided by the Trust:
-    provision of continuous supervision of the Funds' investment portfolio;
- overall management of the Trust's business affairs (subject to the supervision of the Trustees);
- provision of certain executive officers, administrative and clerical functions of the Trust;
- provision of suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust.

Richard S. McCormick and John W. Meisenbach are the controlling stockholders of the investment manager. Mr. McCormick is the President and Chief Executive Officer of the investment manager and serves as President and Chairman of the Board of Trustees of The Elite Group. Mr. Meisenbach, serves as Trustee, Treasurer and Secretary of The Elite Group. He is a partner in MCM Financial, a Seattle full-service insurance brokerage and financial planning firm and serves as a Director of Costco Wholesale and Expeditors International.

Compensation of the investment manager, based upon each Fund's daily average net assets, is at the following annual rates:

- For the Income Fund, 0.70% on the first $250 million, 0.625% on the next $250 million and 0.50% on all above $500 million;
- For the Growth & Income Fund, 1% on the first $250 million, 0.75% on the next $250 million and 0.50% on all above $500 million. Investment Management fees are accrued daily on the books of the Funds and are paid monthly.

Management fees for the Growth & Income Fund were $773,094, $766,910 and $544,948, respectively, for the fiscal years ended September 30, 1999, 1998 and 1997. Management fees for the Income Fund for the same periods, respectively, were $197,932, $147,936 and $98,900. Although not obligated to do so, the investment manager may reimburse a portion of the operating expenses of a Fund for any fiscal year. During the fiscal years ended September 30, 1999, 1998 and 1997, such reimbursements were $24,254, $20,597 and $17,221, respectively, for the Income Fund. No such reimbursements were made to the Growth & Income Fund.

Independent Auditors The firm of Tait, Weller & Baker of Philadelphia, PA has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust. Tait, Weller & Baker will also prepare each Fund's federal and state tax returns for the fiscal year ending September 30, 1999, and will consult with the Trust as to matters of accounting and federal and state income taxation for the fiscal year ending September 30, 2000.

Custodian United Missouri Bank NA, 1010 Grand Avenue, Kansas City, Missouri, 64141, serves as custodian for both Funds. As such it holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Funds in accordance with the Investment Company Act of 1940), collects all income and effects all securities transactions on behalf of the Funds.

Transfer Agent PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, serves as Transfer and Dividend Paying Agent for both Funds. PFPC Inc. effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees.


Capital Stock and Voting

The capital of the Trust consists of an unlimited number of no par shares of beneficial interest ("shares") which may be classified or reclassified by the Board of Trustees among the Funds or to any new Funds as they deem appropriate. Currently the Trustees have authorized two such Funds, the Elite Income Fund and the Elite Growth & Income Fund, and have authorized an unlimited number of shares which may be sold to the public. Although they reserve the right to do so, the Trustees have no present intention to create any additional Funds of the Trust. Each Fund is governed by the Investment Company Act of 1940 and rules thereunder and is preferred over all other Funds in respect to assets allocated to such Fund. Shares are issued fully paid and non-assessable and each share represents an equal proportionate interest in its particular Fund with every other share of that Fund outstanding. Each share of each Fund has no preference as to conversion, dividends or interest and has no preemptive rights. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

In the event of liquidation, shareholders of each Fund are entitled to share pro rate in the net assets of the Fund available for distribution to shareholders. Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that:
(1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds expects to have an annual meeting of shareholders. The Trustees have agreed, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist shareholders in communication with other shareholders for this purpose. On any matter submitted to a vote of shareholders, all shares of a Fund shall be voted by a Fund's shareholders individually when the matter affects the specific interests of that particular Fund (such as approval of the Investment Management Agreement with the investment manager), except as otherwise required by the 1940 Act (such as voting for Trustees).


Taxation of the Fund

Each Fund of the Trust is treated as a separate tax entity for Federal Income Tax purposes. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). As a regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, a fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute, in each calendar year, an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Dividends from net investment income and from net option income, and distributions of any capital gains will be taxable to shareholders (except shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. For corporate shareholders, the 70% dividends received deduction may apply to dividends from the Funds. The Fund will send you information each year on the tax status of dividends and disbursements.

A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and from net option income, along with capital gains, will be taxable to shareholders whether received in cash or shares and no matter how long the shares have been held, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions received of net long-term capital gains during such six-month period.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisors for the effect of any state or local taxation and for more complete information of federal taxation.


Performance Data

The Funds may, from time to time, advertise certain total return information. Such total return data is calculated assuming that all dividends and distributions by a Fund are reinvested in Fund shares. The average annual total return for each Fund for the indicated period ended on September 30, 1999, is set forth below:

                                        One Year       Five Year      Ten Year
                                         Period         Period         Period

             Income Fund                   -1.62%         +7.33%         +7.40%

             Growth & Income Fund          +7.61%        +15.50%        +12.54%


Financial Statements

The books of each Fund will be audited at least once each year by independent public accountants. Financial Statements of each Fund, as of September 30, 1999, together with the Report of the Fund's independent accountants thereon, are reflected in the Trust's Annual Report to Shareholders, incorporated herein by reference. A copy of the Annual Report will accompany the Prospectus or Statement of Additional Information at no charge whenever requested by a shareholder or prospective shareholder. Shareholders will receive annual audited and semi-annual unaudited reports when published and will receive written confirmation of all confirmable transactions in their account.


Debt Securities Ratings

Description of Commercial Paper Ratings

Moody's Investors Service, Inc., in rating commercial paper, considers various factors including the following: (1) evaluation of the management of the issuer;
(2) evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount, type and maturity of schedules of long-term debt; (6) trend of earnings over a period of years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations. Based on the foregoing, "P-1", "P-2" and "P-3" represent relative rankings (P-1 being the highest) of companies that receive a Moody's rating.

Standard & Poor's Corporation describes its highest ("A") rating for commercial paper, with the numbers 1, 2 and 3 being used to denote relative strength within the "A" classification as follows: liquidity ratios are adequate to meet cash requirements; long-term senior debt rating should be "A" or better; in some instances "BBB" credit ratings may be allowed if other factors outweigh the "BBB rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer' s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

Description of Bond Ratings

Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Standard & Poor's Corporation's Bond Ratings:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC an CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.



















                                     PART C


                                 THE ELITE GROUP



                                    FORM N-1A
                         Post-Effective Amendment No. 15


                                OTHER INFORMATION








ITEM 23.  Exhibits

(a) Declaration of Trust - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(b) By Laws - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(c) Instruments Defining Rights of Security Holders - See Declaration of Trust, Articles V, VI, VII and VIII, see also By-Laws, Articles I, IV and VI, Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(d) Investment Management Agreement - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(e)  Not Applicable

(f)  Not Applicable

(g)  (1) Custodian Administration and Agency Agreement,  Fund/Plan Services,Inc.
     - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005
     (2) Custody Agreement, United Missouri Bank, N.A. - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(h) (1) Administration Agreement - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005
     (2) Accounting Services Agreement - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005
     (3)  Powers of Attorney - enclosed.

(i) (1) Opinion and Consent of Counsel - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005
     (2) Consent of Counsel, January 11, 1999 - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(j)  Consent of Auditors - enclosed.

(k) Annual Audited Report to Shareholders, September 30, 1999 - Incorporated by reference, filed 11/10/99, Accession number 0000930356-99-000091

(l)  Not Applicable

(m)  Not Applicable

(n)  Financial Data Schedule - enclosed

(o)  Not Applicable

(p)  Code of Ethics - enclosed

ITEM 24. Persons Controlled By or Under Common Control with Registrant

To the knowledge of Registrant, the Registrant is not controlled by or under common control with any other person.

ITEM 25. Indemnification

Section 5.3 of the Trust's  Declaration of Trust,  attached as Exhibit (b)(1) of
Item 24, provides for indemnification of certain persons acting on behalf of the Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Trust's Declaration of Trust and By-Laws, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Funds would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with operation of the Funds, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees.

ITEM 26.  Business and Other Connections of Investment Adviser

See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, the Investment Adviser's sole business is to serve as Investment Adviser to the Trust.

ITEM 27.  Principal Underwriters

Inapplicable.

ITEM 28.  Location of Accounts and Records

All account books and records not normally held by the Custodian and Transfer Agent are held by the Trust in the care of Richard S. McCormick, 1325 4th Avenue, Suite 2144, Seattle, Washington 98101.

ITEM 29.  Management Services

Inapplicable.

ITEM 30.  Undertakings

Registrant, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and further undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 21st day of January , 2000.

                                                            THE ELITE GROUP



                                                     By: /s/Richard S. McCormick
                                                            Richard S. McCormick
                                                                       President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.


           /s/Richard S. McCormick                   Trustee/President (Chief Exec. Officer)         01/21/2000
           Richard S. McCormick                                      (Title)                         (Date)


                                                          Trustee, Treasurer & Secretary
           *                                                    (Chief Financial Officer)            01/21/2000
           John Meisenbach                                           (Title)                         (Date)



           *                                                          Trustee                        01/21/2000
           Morgan J. O'Brien                                         (Title)                         (Date)



           *                                                          Trustee                        01/21/2000
           John P. Parker                                            (Title)                         (Date)



           *                                                         Trustee                         01/21/2000
           Jack R. Policar                                           (Title)                         (Date)

 *     /s/ Richard McCormick,
        Attorney-in-Fact, under Powers of Attorney dated  9/16/99













                                    EXHIBITS

                                 THE ELITE GROUP

                                    FORM N-1A


                                INDEX OF EXHIBITS
                  (Numbers coincide with Item 23 of Form N-1A)



(h)  (3) Powers of Attorney - Enclosed.

(j)  Consent of Auditors - Enclosed.

(n)  Financial Data Schedule - Enclosed

(p)  Code of Ethics - Enclosed





















                                 Exhibit (h)(3)

                               Powers of Attorney

                                Power of Attorney

John Meisenbach, Secretary and Treasurer, Lee Miller, Morgan O'Brien, John P. Parker, and Jack R. Policar, each of them Trustees of The Elite Group (the "Trust"), each hereby constitutes and appoints Richard S. McCormick, the President of the Trust, with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes and Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 16th day of September, 1999.


SIGNATURE & TITLE

John Meisnebach (signature)
--------------------------------------------------------------------------------
John Meisenbach, Trustee, Treasurer, & Secretary


Lee Miller (signature)
--------------------------------------------------------------------------------
Lee A. Miller, Trustee

Morgan O'Brien (signature)
--------------------------------------------------------------------------------
Morgan O'Brien, Trustee


John M. Parker (signature)
--------------------------------------------------------------------------------
John M. Parker, Trustee

Jack R. Policar (signature)
--------------------------------------------------------------------------------
Jack R. Policar, Trustee
















                                   Exhibit (j)



                               Consent of Auditors












                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the reference to our firm in Post-Effective Amendment No. 15 to the Registration statement on Form N-1A of The Elite Group and to the use of our report dated October 20, 1999 on the financial statements and financial highlights of The Elite Income Fund and The Elite Growth and Income Fund, each a series of shares of The Elite Group. Such financial statements and financial highlights appear in the 1999 Annual report to Shareholders which is incorporated by reference in the Registration Statement and Prospectus.






                                                            TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
January 22, 2000
















                                   Exhibit (n)



                             Financial Data Schedule